Exhibit 99.1

BIOMET ANNOUNCES SECOND QUARTER OF FISCAL YEAR 2011 FINANCIAL RESULTS

WARSAW, Ind., January 6, 2011 – Biomet, Inc. announced today financial results for its second fiscal quarter ended November 30, 2010.

•	Reconstructive sales increased 1% (3% constant currency) worldwide and increased 3% in the U.S.

•	Knee sales increased 2% (3% constant currency) worldwide, with U.S. growth of 3%

•	Extremity sales grew 21% (23% constant currency) worldwide and increased at a rate of 36% in the U.S.

•	Sports medicine sales increased 16% (17% constant currency) worldwide, with 17% U.S. growth

Second Quarter Financial Results

Net sales during the second quarter of fiscal year 2011 were flat at $698.3 million compared to net sales during the second quarter of fiscal year 2010 of $695.6 million. Excluding the effect of foreign currency, net sales increased 2% during the second quarter. U.S. net sales increased 2% to $416.9 million during the second quarter of fiscal 2011, while Europe net sales decreased 8% (decreased 1% at constant currency) to $188.8 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 12% (7% constant currency) to $92.6 million.

Special items (pre-tax) totaled $115.3 million during the second quarter, which included $96.9 million of non-cash amortization and depreciation expense related to the Merger and $18.4 million of non-Merger related special items.

On a reported basis, operating income was $105.8 million for the second quarter of fiscal year 2011 compared to operating income of $94.1 million for the second quarter of fiscal year 2010. Excluding special items in both periods, adjusted operating income was flat at $221.1 million.

Reported net loss for the second quarter of fiscal year 2011 was $7.6 million compared to a net loss of $7.2 million for the second quarter of fiscal year 2010. Excluding special items in both periods, adjusted net income for the second quarter totaled $66.0 million compared to adjusted net income of $74.8 million in the prior year period.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the second quarter was $263.7 million, or 37.8% of net sales, compared to adjusted EBITDA for the second quarter of fiscal year 2010 of $265.4 million.

Interest expense was $122.9 million during the second quarter of fiscal year 2011 compared to $130.1 million during the second quarter of the prior year, principally due to lower interest rates on floating rate debt.

Reported cash flow from operations was $20.1 million during the second quarter of fiscal year 2011, while free cash flow (operating cash flow of $20.1 million minus capital expenditures of $52.3 million) was a use of cash of $32.2 million, reflecting $195 million of cash interest paid in the quarter. Unlevered free cash flow (cash flow before debt service) totaled $168.3 million for the second quarter of fiscal year 2011 compared to $165.1 million in the prior year period.

Reported gross debt was $5.946 billion as of November 30, 2010, and cash on hand was approximately $229 million, which resulted in net debt of $5.717 billion. From May 31, 2008, the first fiscal year-end after the Merger, to November 30, 2010, net debt decreased by $456 million as a result of an increase in cash of $101 million and a $355 million reduction of gross debt, including a $202 million decrease due to favorable foreign currency translation on the Company’s Euro-denominated debt.

The Company’s senior secured leverage ratio at November 30, 2010 was 3.41 times the last twelve months (“LTM”) adjusted EBITDA (as defined in the Company’s Credit Agreement dated September 25, 2007) compared to 4.16 times at May 31, 2008. The net debt leverage ratio at November 30, 2010 was 5.74 times LTM adjusted EBITDA compared to 6.97 times at May 31, 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder stated, “While consolidated net sales increased 2% at constant currency during our second fiscal quarter, we delivered a strong adjusted EBITDA margin of 37.8% of net sales. Additionally, I’m pleased with our operating cash flow for the first half of the year. We believe that market growth rates for orthopaedic reconstructive products continued to be depressed in the quarter. However, an improving economy, favorable demographics and product innovation should stimulate long-term market growth and we continue to make significant research and development investments to address unmet clinical needs across our business.”

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

The following table provides second quarter net sales performance by product segment:

	Second Quarter Net Sales Performance
	Worldwide	Worldwide	Worldwide	United
	Reported	Reported	CC	States
	Quarter 2 - FY 2011	Growth %	Growth %	Growth %
Reconstructive	$540.5	1%	3%	3%
Orthopedic Reconstructive		1%	3%	3%
Hips		(1)%	—%	—%
Knees		2%	3%	3%
Total Hips & Knees		1%	2%	2%
Extremities		21%	23%	36%
Other		(5)%	(3)%	(2)%
Dental		1%	3%	(2)%
Fixation	56.3	(3)%	(2)%	(1)%
Spine	56.0	(3)%	(3)%	—%
Other	45.5	—%	2%	2%
Sports Medicine		16%	17%	17%
Other		(16)%	(14)%	(16)%

Total Sales	$698.3	—%	2%	2%

Reconstructive product sales increased 1% (3% constant currency) worldwide, with growth of 3% in the United States during the second quarter of fiscal year 2011. Knee sales increased 2% (3% constant currency) worldwide during the second quarter and increased 3% in the U.S. Sales of the Vanguard® Complete Knee System, E1™ antioxidant infused tibial bearings and Regenerex® porous titanium components were the key contributors to the Company’s second quarter knee sales.

Hip sales decreased 1% (flat at constant currency) worldwide during the second quarter and were flat in the U.S. Extremity sales increased 21% (23% constant currency) worldwide and grew at a rate of 36% in the U.S. during the second quarter. The Comprehensive® Primary and Reverse Shoulder Systems continued to drive strong growth for the extremity product category.

Dental reconstructive device sales increased 1% worldwide (3% constant currency) during the second quarter of fiscal year 2011 and decreased 2% in the U.S.

Fixation sales decreased 3% (decreased 2% constant currency) worldwide and decreased 1% in the U.S. during the second quarter. Craniomaxillofacial fixation sales growth was more than offset by decreased sales of internal fixation, external fixation, and electrical stimulation devices.

Spine sales decreased 3% (decreased 3% constant currency) worldwide and were flat in the U.S. during the second quarter. Sales growth of spinal stimulation devices during the quarter was more than offset by decreased sales of spine hardware and orthobiologics.

Sales of “other” products were flat (increased 2% constant currency) worldwide and increased 2% in the U.S. during the second quarter. Sports medicine sales increased 16% (17% constant currency) worldwide and grew 17% in the U.S., while sales of softgoods and bracing products decreased during the second quarter. Continued strong sales of sports medicine products were primarily driven by increased demand for the JuggerKnot™ Soft Anchor, the ToggleLoc™ Femoral Fixation Device with ZipLoop™ Technology and the Maxfire™ MarXmen™ Meniscal Repair Device.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product and geographical category. Specifically, for the three and six months ended November 30, 2010, the Company reclassified $5.8 million and $11.6 million from Other product net sales to Reconstructive product net sales, respectively, and $1.1 million and $2.3 million from Spine product net sales to Fixation product net sales, respectively. For the three and six months ended November 30, 2010, the Company also reclassified $1.2 million and $2.2 million from Europe net sales to International net sales, respectively. The current presentation aligns with how the Company presently manages and markets its products.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and six months ended November 30, 2010 and 2009 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, free cash flow, unlevered free cash flow, net debt, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our credit agreement, the method to calculate this is likely to be different from methods used by other companies), gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, senior secured leverage ratio, total leverage ratio and total leverage ratio (net debt) as important financial measures to review and assess financial and operating performance of its principal lines of business. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in this press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation and payments, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended November 30, 2010 and November 30, 2009

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$540.5	$534.2	1%	3%
Fixation	56.3	58.1	(3)%	(2)%
Spine	56.0	57.8	(3)%	(3)%
Other	45.5	45.5	—%	2%

Net Sales	$698.3	$695.6	—%	2%

	Three Months Ended November 30, 2010 Net Sales Growth As Reported	Currency Impact	Three Months Ended November 30, 2010 Net Sales Growth in Local Currencies
Reconstructive	1%	2%	3%
Orthopedic Reconstructive	1%	2%	3%
Hips	(1)%	1%	—%
Knees	2%	1%	3%
Total Hips & Knees	1%	1%	2%
Extremities	21%	2%	23%
Other	(5)%	2%	(3)%
Dental	1%	2%	3%
Fixation	(3)%	1%	(2)%
Spine	(3)%	—%	(3)%
Other	—%	2%	2%
Sports Medicine	16%	1%	17%
Other	(16)%	2%	(14)%

Total	—%	2%	2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Product Net Sales*

Six Month Period Ended November 30, 2010 and November 30, 2009

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$1,018.9	$1,002.8	2%	3%
Fixation	115.7	119.2	(3)%	(2)%
Spine	113.9	115.8	(2)%	(1)%
Other	90.5	87.9	3%	5%

Net Sales	$1,339.0	$1,325.7	1%	2%

	Six Months Ended November 30, 2010 Net Sales Growth As Reported	Currency Impact	Six Months Ended November 30, 2010 Net Sales Growth As Reported
Reconstructive	2%	1%	3%
Orthopedic Reconstructive	2%	1%	3%
Hips	—%	1%	1%
Knees	3%	1%	4%
Total Hips & Knees	1%	2%	3%
Extremities	23%	2%	25%
Other	(5)%	2%	(3)%
Dental	(1)%	2%	1%
Fixation	(3)%	1%	(2)%
Spine	(2)%	1%	(1)%
Other	3%	2%	5%
Sports Medicine	15%	2%	17%
Other	(10)%	2%	(8)%

Total	1%	1%	2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Three Month Period Ended November 30, 2010 and November 30, 2009

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$416.9	$408.2	2%	2%
Europe	188.8	205.0	(8)%	(1)%
International	92.6	82.4	12%	7%

Net Sales	$698.3	$695.6	—%	2%

	Three Months Ended November 30, 2010 Net Sales Growth As Reported	Currency Impact	Three Months Ended November 30, 2010 Net Sales Growth Local Currencies
United States	2%	—%	2%
Europe	(8)%	7%	(1)%
International	12%	(5)%	7%

Total	—%	2%	2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Six Month Period Ended November 30, 2010 and November 30, 2009

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$836.0	$808.3	3%	3%
Europe	326.0	358.8	(9)%	(2)%
International	177.0	158.6	12%	6%

Net Sales	$1,339.0	$1,325.7	1%	2%

	Six Months Ended November 30, 2010 Net Sales Growth As Reported	Currency Impact	Six Months Ended November 30, 2010 Net Sales Growth As Reported
United States	3%	—%	3%
Europe	(9)%	7%	(2)%
International	12%	(6)%	6%

Total	1%	1%	2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Three Months Ended	Three Months Ended
	November 30, 2010	November 30, 2009
Net sales	$698.3	$695.6
Cost of sales	207.5	213.6

Gross profit	490.8	482.0
Gross profit percentage	70.3%	69.3%

Selling, general and administrative expense	260.6	267.4
Research and development expense	29.6	25.2
Amortization	94.8	95.3

Operating income	105.8	94.1
Percentage of Net Sales	15.2%	13.5%

Other (income) expense	(3.9)	(10.6)
Interest expense	122.9	130.1

Loss before income taxes	(13.2)	(25.4)

Benefit from income taxes	(5.6)	(18.2)

Tax rate	42.4%	71.7%

Net loss	$(7.6)	$(7.2)

Percentage of Net Sales	-1.1%	-1.0%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Net sales	$1,339.0	$1,325.7
Cost of sales	401.5	398.9

Gross profit	937.5	926.8
Gross profit percentage	70.0%	69.9%

Selling, general and administrative expense	512.5	513.4
Research and development expense	59.5	50.1
Amortization	190.0	190.1

Operating income	175.5	173.2
Percentage of Net Sales	13.1%	13.1%

Other (income) expense	(5.7)	(14.9)
Interest expense	249.7	261.6

Loss before income taxes	(68.5)	(73.5)

Benefit from income taxes	(43.1)	(43.5)

Tax rate	62.9%	59.2%

Net loss	$(25.4)	$(30.0)

Percentage of Net Sales	-1.9%	-2.3%

Biomet, Inc.

Other Financial Information

Operating Income, as reported to Operating Income, as adjusted

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Operating income, as reported	$105.8	$94.1
Purchase accounting depreciation	4.4	4.4
Purchase accounting amortization	92.5	94.3

Total merger related depreciation and amortization	96.9	98.7

Share-based payment	4.3	4.3
Litigation settlements and reserves and other legal fees	3.1	3.5
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	8.4	17.8
Sponsor fee	2.6	2.7

Total non-merger related items	18.4	28.3

Total items (pre-tax) excluded per our credit agreement	115.3	127.0

Operating income, as adjusted*	$221.1	$221.1

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Operating Income, as reported to Operating Income, as adjusted

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Operating income, as reported	$175.5	$173.2
Purchase accounting depreciation	8.8	8.9
Purchase accounting amortization	184.9	188.2

Total merger related depreciation and amortization	193.7	197.1

Share-based payment	9.4	9.5
Litigation settlements and reserves and other legal fees	7.4	5.2
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	17.7	23.3
Sponsor fee	4.9	4.9

Total non-merger related items	39.4	42.9

Total items (pre-tax) excluded per our credit agreement	233.1	240.0

Operating income, as adjusted*	$408.6	$413.2

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Net Loss to EBITDA, as reported

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Net loss, as reported	$(7.6)	$(7.2)
Depreciation	44.7	47.7
Amortization	94.8	95.3
Interest expense	122.9	130.1
Other (income) expense, net	(3.9)	(10.6)
Income taxes	(5.6)	(18.2)

EBITDA, as reported*	$245.3	$237.1

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Net Loss to EBITDA, as reported

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Net loss, as reported	$(25.4)	$(30.0)
Depreciation	86.2	89.5
Amortization	190.0	190.1
Interest expense	249.7	261.6
Other (income) expense, net	(5.7)	(14.9)
Income taxes	(43.1)	(43.5)

EBITDA, as reported*	$451.7	$452.8

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Operating Income, as reported to EBITDA, as adjusted

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Operating income, as reported	$105.8	$94.1
Depreciation	44.7	47.7
Amortization	94.8	95.3

EBITDA, as reported*	$245.3	$237.1
Special items and purchase accounting adjustments:
Share-based payment	4.3	4.3
Litigation settlements and reserves and other legal fees	3.1	3.5
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	8.4	17.8
Sponsor fee	2.6	2.7

EBITDA, as adjusted*	$263.7	$265.4

Net sales	$698.3	$695.6
EBITDA percentage, as reported	35.1%	34.1%
EBITDA percentage, as adjusted*	37.8%	38.2%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Operating Income, as reported to EBITDA, as adjusted

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Operating income, as reported	$175.5	$173.2
Depreciation	86.2	89.5
Amortization	190.0	190.1

EBITDA, as reported*	$451.7	$452.8
Special items and purchase accounting adjustments:
Share-based payment	9.4	9.5
Litigation settlements and reserves and other legal fees	7.4	5.2
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	17.7	23.3
Sponsor fee	4.9	4.9

EBITDA, as adjusted*	$491.1	$495.7

Net sales	$1,339.0	$1,325.7
EBITDA percentage, as reported	33.7%	34.2%
EBITDA percentage, as adjusted*	36.7%	37.4%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Reconciliation of GAAP Consolidated Net Loss to

Non-GAAP Adjusted Consolidated Net Income

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Net loss, as reported	$(7.6)	$(7.2)
Purchase accounting depreciation	4.4	4.4
Purchase accounting amortization	92.5	94.3
Share-based payment	4.3	4.3
Litigation settlements and reserves and other legal fees	3.1	3.5
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	8.4	17.8
Sponsor fee	2.6	2.7
Tax effect on special and purchase accounting items	(41.7)	(45.0)

Net income, as adjusted*	$66.0	$74.8

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Reconciliation of GAAP Consolidated Net Loss to

Non-GAAP Adjusted Consolidated Net Income

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Net loss, as reported	$(25.4)	$(30.0)
Purchase accounting depreciation	8.8	8.9
Purchase accounting amortization	184.9	188.2
Share-based payment	9.4	9.5
Litigation settlements and reserves and other legal fees	7.4	5.2
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	17.7	23.3
Sponsor fee	4.9	4.9
Tax effect on special and purchase accounting items	(90.9)	(86.0)

Net income, as adjusted*	$116.8	$124.0

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Senior Secured Leverage Ratio

(in millions, unaudited)

	November 30, 2010		May 31, 2008
Senior Secured Debt:
USD Term Loan B	$2,269.8		$2,328.3
EUR Term Loan B	1,119.8		1,355.2
Asset Based Revolver	—		—
Cash Flow Revolvers	—		—

Consolidated Senior Secured Debt	3,389.6	A	3,683.5	F

Senior Notes	2,550.7		2,570.7
European Operations	5.8		46.6

Consolidated Total Debt	5,946.1	C	6,300.8	H
Cash	(228.6)		(127.6)

Net Debt*	$5,717.5	D	$6,173.2	I

LTM EBITDA*
Quarter 3 Fiscal 2010 EBITDA	250.7
Quarter 4 Fiscal 2010 EBITDA	253.6
Quarter 1 Fiscal 2011 EBITDA	227.4
Quarter 2 Fiscal 2011 EBITDA	263.7
“Run Rate” Cost Savings**	—	E

LTM EBITDA*	$995.4	B

Quarter 1 Fiscal 2008 EBITDA			180.7
Quarter 2 Fiscal 2008 EBITDA			210.8
Quarter 3 Fiscal 2008 EBITDA			217.1
Quarter 4 Fiscal 2008 EBITDA			220.5
“Run Rate” Cost Savings**			57.0	J

LTM EBITDA*			$886.1	G

Senior Secured Leverage Ratio	3.41	A / B	4.16	F / G
Total Leverage Ratio	5.97	C / B	7.11	H / G
Total Leverage Ratio (Net Debt)	5.74	D / B	6.97	I / G
Excluding Cost Savings**	5.74	D / (B-E)	7.45	I / (G-J)

*	See Non-GAAP Financial Measures Disclosure Above
**	As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Balance Sheets

(in millions, unaudited)

	(Preliminary) November 30, 2010	May 31, 2010
Assets
Cash and cash equivalents	$228.6	$189.1
Accounts receivable, net	475.4	452.5
Income tax receivable	6.7	19.2
Inventories	571.4	507.3
Current deferred income taxes	56.6	64.3
Prepaid expenses and other	95.3	72.6
Property, plant and equipment, net	636.3	622.0
Intangible assets, net	5,131.6	5,190.3
Goodwill	4,800.8	4,707.5
Other assets	121.1	144.2

Total Assets	$12,123.8	$11,969.0

Liabilities and Shareholder’s Equity
Current liabilities	$472.9	$482.9
Current portion of long-term debt	36.4	35.6
Long-term debt, net of current portion	5,909.7	5,860.9
Deferred income taxes, long-term	1,648.1	1,674.9
Other long-term liabilities	188.0	181.2
Shareholder’s equity	3,868.7	3,733.5

Total Liabilities and Shareholder’s Equity	$12,123.8	$11,969.0

Net Debt (a)*	$5,717.5	$5,707.4

(a)	Net debt is the sum of total debt less cash and cash equivalents and short-term investments.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2011
		(Preliminary)	(Preliminary)
	Three Months Ended	Three Months Ended	Six Months Ended
	August 31, 2010	November 30, 2010	November 30, 2010
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net loss	$(17.8)	$(7.6)	$(25.4)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	136.7	139.5	276.2
Amortization of deferred financing costs	2.8	2.9	5.7
Stock based compensation expense	5.1	4.3	9.4
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(1.6)
Gain on sale of investments, net	—	(2.6)	(2.6)
Provision for inventory obsolescence	1.7	5.3	7.0
Deferred income taxes	(43.8)	(10.6)	(54.4)
Other	0.5	(18.2)	(17.7)
Changes in operating assets and liabilities:
Accounts receivable	27.1	(28.6)	(1.5)
Inventories	(18.3)	(33.2)	(51.5)
Prepaid expenses	(12.2)	10.5	(1.7)
Accounts payable	(0.6)	3.0	2.4
Income taxes	4.3	2.9	7.2
Accrued interest	67.7	(74.3)	(6.6)
Other	(20.6)	27.1	6.5

Net cash provided by operating activities	131.3	20.1	151.4

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from sales of investments	3.8	7.9	11.7
Net proceeds from sale of property and equipment	—	4.8	4.8
Capital expenditures	(36.5)	(52.3)	(88.8)
Acquisitions, net of cash acquired	(9.6)	(6.8)	(16.4)

Net cash used in investing activities	(42.3)	(46.4)	(88.7)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	0.1	—	0.1
Payments under revolving credit agreements	(0.6)	(0.5)	(1.1)
Payments under senior secured credit facility	(8.5)	(8.7)	(17.2)
Repurchases of senior notes	—	(11.2)	(11.2)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(1.0)

Net cash provided by (used in) financing activities	(9.2)	(21.2)	(30.4)
Effect of exchange rate changes on cash	5.1	2.1	7.2

Increase (decrease) in cash and cash equivalents	84.9	(45.4)	39.5
Cash and cash equivalents, beginning of period	189.1	274.0	189.1

Cash and cash equivalents, end of period	$274.0	$228.6	$228.6

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3	$194.5	$250.8

Income taxes	$6.5	$11.2	$17.7

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended	Three Months Ended	Six Months Ended
	August 31, 2009	November 30, 2009	November 30, 2009
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net loss	$(22.8)	$(7.2)	$(30.0)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	136.6	143.0	279.6
Amortization of deferred financing costs	2.8	2.8	5.6
Stock based compensation expense	5.2	4.3	9.5
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(5.8)
Gain on sale of investments, net	(0.8)	(0.4)	(1.2)
Provision for inventory obsolescence	6.5	2.3	8.8
Deferred income taxes	(47.1)	(30.7)	(77.8)
Other	(1.1)	6.2	5.1
Changes in operating assets and liabilities:
Accounts receivable	19.8	(47.5)	(27.7)
Inventories	(22.5)	(9.4)	(31.9)
Prepaid expenses	(4.4)	(1.8)	(6.2)
Accounts payable	(3.0)	(6.1)	(9.1)
Income taxes	14.6	8.3	22.9
Accrued interest	70.0	(70.6)	(0.6)
Other	(93.1)	33.0	(60.1)

Net cash provided by operating activities	55.5	25.6	81.1

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from sales of investments	3.4	2.9	6.3
Purchases of investments	(1.8)	(2.0)	(3.8)
Capital expenditures	(53.9)	(52.1)	(106.0)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(9.0)

Net cash used in investing activities	(54.7)	(57.8)	(112.5)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	20.1	—	20.1
Payments under revolving credit agreements	(1.3)	(66.7)	(68.0)
Payments under senior secured credit facility	(8.9)	(9.0)	(17.9)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(1.1)

Net cash provided by (used in) financing activities	9.3	(76.2)	(66.9)
Effect of exchange rate changes on cash	0.7	(0.4)	0.3

Increase (decrease) in cash and cash equivalents	10.8	(108.8)	(98.0)
Cash and cash equivalents, beginning of period	215.6	226.4	215.6

Cash and cash equivalents, end of period	$226.4	$117.6	$117.6

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$58.9	$198.2	$257.1

Income taxes	$0.8	$5.6	$6.4

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2011
		(Preliminary)	(Preliminary)
	Three Months Ended	Three Months Ended	Six Months Ended
	August 31, 2010	November 30, 2010	November 30, 2010
Net loss	$(17.8)	$(7.6)	$(25.4)
Adjustments:
Depreciation and amortization	136.7	139.5	276.2
Amortization of deferred financing costs	2.8	2.9	5.7
Stock based compensation expense	5.1	4.3	9.4
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(1.6)
Gain on sale of investments, net	—	(2.6)	(2.6)
Provision for inventory obsolescence	1.7	5.3	7.0
Deferred income taxes	(43.8)	(10.6)	(54.4)
Other	0.5	(18.2)	(17.7)

TOTAL	83.9	112.7	196.6
Changes In:
Accounts receivables	27.1	(28.6)	(1.5)
Inventories	(18.3)	(33.2)	(51.5)
Prepaid expenses	(12.2)	10.5	(1.7)
Accounts payable	(0.6)	3.0	2.4
Income taxes	4.3	2.9	7.2
Accrued Interest	67.7	(74.3)	(6.6)
Other	(20.6)	27.1	6.5

Net cash provided by operating activities	$131.3	$20.1	$151.4
Capital expenditures	(36.5)	(52.3)	(88.8)

Free Cash Flow*	$94.8	$(32.2)	$62.6
Acquisitions, net of cash acquired	(9.6)	(6.8)	(16.4)
Proceeds from sales of investments	3.8	7.9	11.7
Proceeds from sale of property and equipment	—	4.8	4.8
Loss on bond repurchase	—	(1.2)	(1.2)
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(1.0)
Add back: cash paid for interest	56.3	194.5	250.8
Effect of exchange rates on cash	5.1	2.1	7.2

Unlevered Free Cash Flow* (1)	$150.2	$168.3	$318.5

(1)	Cash flow that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended	Three Months Ended	Six Months Ended
	August 31, 2009	November 30, 2009	November 30, 2009
Net loss	$(22.8)	$(7.2)	$(30.0)
Adjustments:
Depreciation and amortization	136.6	143.0	279.6
Amortization of deferred financing costs	2.8	2.8	5.6
Stock based compensation expense	5.2	4.3	9.5
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(5.8)
Gain on sale of investments, net	(0.8)	(0.4)	(1.2)
Provision for inventory obsolescence	6.5	2.3	8.8
Deferred income taxes	(47.1)	(30.7)	(77.8)
Other	(1.1)	6.2	5.1

TOTAL	74.1	119.7	193.8
Changes In:
Accounts receivables	19.8	(47.5)	(27.7)
Inventories	(22.5)	(9.4)	(31.9)
Prepaid expenses	(4.4)	(1.8)	(6.2)
Accounts payable	(3.0)	(6.1)	(9.1)
Income taxes	14.6	8.3	22.9
Accrued Interest	70.0	(70.6)	(0.6)
Other	(93.1)	33.0	(60.1)

Net cash provided by operating activities	$55.5	$25.6	$81.1
Capital expenditures	(53.9)	(52.1)	(106.0)

Free Cash Flow*	$1.6	$(26.5)	$(24.9)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(9.0)
Proceeds from sales of investments	3.4	2.9	6.3
Purchases of investments	(1.8)	(2.0)	(3.8)
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(1.1)
Add back: cash paid for interest	58.9	198.2	257.1
Effect of exchange rates on cash	0.7	(0.4)	0.3

Unlevered Free Cash Flow* (1)	$59.8	$165.1	$224.9

(1)	Cash flow that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Gross Profit, as reported to Gross Profit, as adjusted

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Gross profit, as reported	$490.8	$482.0
Purchase accounting depreciation	4.4	4.4
Share-based payment	0.3	0.5
Litigation settlements and reserves and other legal fees	—	(1.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	5.7	12.7

Gross profit, as adjusted*	$501.2	$498.5

Net sales	$698.3	$695.6
Gross profit percentage, as reported	70.3%	69.3%
Gross profit percentage, as adjusted*	71.8%	71.7%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Gross Profit, as reported to Gross Profit, as adjusted

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Gross profit, as reported	$937.5	$926.8
Purchase accounting depreciation	8.8	8.9
Share-based payment	0.6	0.9
Litigation settlements and reserves and other legal fees	—	(1.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.5	15.6

Gross profit, as adjusted*	$959.4	$951.1

Net sales	$1,339.0	$1,325.7
Gross profit percentage, as reported	70.0%	69.9%
Gross profit percentage, as adjusted*	71.7%	71.7%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Selling, general and administrative expense, as reported	$260.6	$267.4
Share-based payment	(3.6)	(3.2)
Litigation settlements and reserves and other legal fees	(3.1)	(5.7)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(2.2)	(4.9)
Sponsor fee	(2.6)	(2.7)

Selling, general and administrative expense, as adjusted*	$249.1	$250.9

Net sales	$698.3	$695.6
SG&A as a percent of sales, as reported	37.3%	38.4%
SG&A as a percent of sales, as adjusted*	35.7%	36.1%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Selling, general and administrative expense, as reported	$512.5	$513.4
Share-based payment	(7.8)	(7.4)
Litigation settlements and reserves and other legal fees	(7.4)	(7.4)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(4.3)	(7.5)
Sponsor fee	(4.9)	(4.9)

Selling, general and administrative expense, as adjusted*	$488.1	$486.2

Net sales	$1,339.0	$1,325.7
SG&A as a percent of sales, as reported	38.3%	38.7%
SG&A as a percent of sales, as adjusted*	36.5%	36.7%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Three Months Ended November 30, 2010	Three Months Ended November 30, 2009
Research and development expense, as reported	$29.6	$25.2
Share-based payment	(0.4)	(0.6)
Litigation settlements and reserves and other legal fees	—	1.1
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.5)	(0.2)

Research and development expense, as adjusted*	$28.7	$25.5

Net sales	$698.3	$695.6
R&D as a percent of sales, as reported	4.2%	3.6%
R&D as a percent of sales, as adjusted*	4.1%	3.7%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Six Months Ended November 30, 2010	Six Months Ended November 30, 2009
Research and development expense, as reported	$59.5	$50.1
Share-based payment	(1.0)	(1.2)
Litigation settlements and reserves and other legal fees	—	1.1
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.9)	(0.2)

Research and development expense, as adjusted*	$57.6	$49.8

Net sales	$1,339.0	$1,325.7
R&D as a percent of sales, as reported	4.4%	3.8%
R&D as a percent of sales, as adjusted*	4.3%	3.8%

*	See Non-GAAP Financial Measures Disclosure Above